CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Pioneer Europe Select Fund's Class A, Class B and Class C Shares Prospectus and "Independent Auditors" and "Financial Statements" in the Pioneer Europe Select Fund's Class A, Class B, and Class C Shares Statement of Additional Information in Post-Effective Amendment No. 3 to the Registration Statement of Pioneer Europe Select Fund, and to the incorporation by reference in Post-Effective Amendment No. 3 of our report, dated October 6, 2003, on the financial statements and financial highlights of Pioneer Europe Select Fund in the Annual Report to the Shareowners for the year ended August 31, 2003, (Form N-1A, 1933 Act File No. 333-45136) which is incorporated by reference in Post-Effective Amendment No. 4 to the Registration Statement of Pioneer Europe Select Fund.

We also consent to the references to our firm under the captions "Financial Highlights" in the Pioneer Europe Select Fund's Class Y Shares Prospectus and "Independent Auditors" and "Financial Statements" in the Pioneer Europe Select Fund Class A, Class B, Class C, and Class Y Shares Statement of Additional Information, and to the incorporation by reference of our report, dated October 6, 2003, on the financial statements and financial highlights of Pioneer Europe Select Fund in the Annual Report to the Shareowners for the year ended August 31, 2003, in Post-Effective Amendment No. 4 to the Registration Statement (Form N-1A, 1933 Act File No. 333-45136).

                                                        /s/ ERNST & YOUNG LLP


Boston, Massachusetts
May 24, 2004